UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21698

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli (formerly, The Gabelli Global

Gold, Natural Resources & Income Trust)

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: March 31, 2012

Form N-Q is to be used by management investment companies, other than small business investment companies registered on

Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

First Quarter Report — March 31, 2012

Caesar Bryan	Barbara G. Marcin, CFA	Vincent Hugonnard-Roche

To Our Shareholders,

For the quarter ended March 31, 2012, the net asset value (“NAV”) total return of the GAMCO Global Gold, Natural Resources & Income Trust by Gabelli (the “Fund”) was 2.8%, compared with total returns of 5.0% and (2.9)% for the Chicago Board Options Exchange (“CBOE”) Standard & Poor’s (“S&P”) 500 Buy/Write Index and the Philadelphia Gold & Silver Index, respectively. The total return for the Fund’s publicly traded shares was 17.7%. On March 31, 2012, the Fund’s NAV per share was $14.70, while the price of the publicly traded shares closed at $16.16 on the NYSE Amex.

Enclosed is the schedule of investments as of March 31, 2012.

Comparative Results

Average Annual Returns through March 31, 2012 (a) (Unaudited)					Since Inception (03/31/05)
	Quarter	1 Year	3 Year	5 Year
GAMCO Global Gold, Natural Resources & Income Trust by Gabelli
NAV Total Return (b)	2.77%	(11.44)%	22.39%	(0.71)%	5.74%
Investment Total Return (c)	17.65	(4.90)	12.33	(0.11)	6.28
CBOE S&P 500 Buy/Write Index	4.99	9.38	14.95	2.21	4.09
Barclays Government/Credit Bond Index	(0.07)	8.40	7.03	6.19	5.60
Amex Energy Select Sector Index	4.28	(8.40)	21.32	5.40	9.43
Philadelphia Gold & Silver Index	(2.87)	(19.05)	9.27	5.07	9.37

(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will  fluctuate. When shares are sold, they may be worth more or less than their original cost. Performance returns for periods of less than one year are not  annualized. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as  of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before  investing. The CBOE S&P 500 Buy/Write Index is an unmanaged benchmark index designed to reflect the return on a portfolio that consists of a long  position in the stocks in the S&P 500 Index and a short position in a S&P 500 (SPX) call option. The Barclays Government/Credit Bond Index is a  market value weighted index that tracks the performance of fixed rate, publicly placed, dollar denominated obligations. The Philadelphia Gold & Silver  Index is an unmanaged indicator of stock market performance of large North American gold and silver companies, while the Amex Energy Select  Sector Index is an unmanaged indicator of stock market performance of large U.S. companies involved in the development or production of energy  products. Dividends and interest income are considered reinvested. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)

Total returns and average annual returns reflect changes in closing market values on the NYSE Amex and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Schedule of Investments — March 31, 2012 (Unaudited)

Shares		Market Value
	COMMON STOCKS — 84.5%
	Energy and Energy Services — 36.1%
280,000	Anadarko Petroleum Corp.	$21,935,200
159,500	Apache Corp.	16,020,180
586,325	Baker Hughes Inc.(a)	24,590,470
585,000	BG Group plc	13,548,943
385,000	BP plc, ADR(a)	17,325,000
410,000	Cameron International Corp.†	21,660,300
250,000	Canadian Natural Resources Ltd.	8,295,000
500,000	Canadian Oil Sands Ltd.	10,546,895
100,000	Chevron Corp.	10,724,000
250,000	Cobalt International Energy Inc.†	7,507,500
307,692	Comanche Energy Inc.†(b)(c)(d)	0
3,800	CVR Energy Inc.†	101,650
170,000	Devon Energy Corp.	12,090,400
200,000	Encana Corp.	3,930,000
100,000	Ensco plc, ADR	5,293,000
75,000	EOG Resources Inc.	8,332,500
400,000	Forest Oil Corp.†.	4,848,000
65,000	Galp Energia SGPS SA, Cl. B	1,069,766
666,600	Halliburton Co.(a)	22,124,454
140,000	Hess Corp.	8,253,000
250,000	Marathon Petroleum Corp.	10,840,000
380,000	Nabors Industries Ltd.†	6,646,200
250,000	National Oilwell Varco Inc.	19,867,500
100,000	Newfield Exploration Co.†	3,468,000
650,000	Nexen Inc.	11,927,500
156,800	Noble Energy Inc.	15,331,904
50,000	Occidental Petroleum Corp.	4,761,500
25,000	Oil States International Inc.†	1,951,500
507,000	Petroleo Brasileiro SA, ADR(a)	13,465,920
200,000	Rowan Companies Inc.†(a)	6,586,000
168,000	Royal Dutch Shell plc, Cl. A	5,867,370
430,000	Schlumberger Ltd.	30,069,900
150,000	Seadrill Ltd.	5,626,500
250,000	Statoil ASA, ADR	6,777,500
739,500	Suncor Energy Inc.(a)	24,181,650
1,000,000	Talisman Energy Inc.	12,600,000
510,000	Total SA, ADR	26,071,200
123,200	Transocean Ltd.(a)	6,739,040
1,235,500	Weatherford International Ltd.†(a)	18,643,695
175,000	Whiting Petroleum Corp.†	9,502,500

		459,121,637

	Metals and Mining — 48.4%
769,000	Agnico-Eagle Mines Ltd.(a)	25,669,220
300,000	Alacer Gold Corp.†	2,553,511
393,000	Anglo American plc	14,690,354
683,500	AngloGold Ashanti Ltd., ADR(a)	25,234,820
439,000	Antofagasta plc	8,089,059
273,750	AuRico Gold Inc.†	2,428,162
750,000	Avocet Mining plc	2,212,092
1,005,000	Barrick Gold Corp.(a)	43,697,400

Shares		Market Value
176,100	BHP Billiton Ltd., ADR(a)	$12,749,640
1,070,000	Centamin plc†	1,190,736
300,000	Compania de Minas Buenaventura SA, ADR	12,093,000
684,105	Comstock Mining Inc.†	1,340,846
83,000	Detour Gold Corp.†	2,069,487
1,100,000	Duluth Metals Ltd.†	2,503,384
1,650,000	Eldorado Gold Corp.	22,662,790
400,000	Extorre Gold Mines Ltd.†	2,406,136
670,000	Franco-Nevada Corp.	28,809,765
62,500	Franco-Nevada Corp.(d)	2,687,478
439,900	Freeport-McMoRan Copper & Gold Inc.(a)	16,733,796
538,500	Fresnillo plc	13,763,962
2,258,400	Gold Fields Ltd., ADR(a)	31,391,760
100,000	Gold Resource Corp.	2,431,000
790,000	Goldcorp Inc.(a)	35,597,400
1,141,600	Harmony Gold Mining Co. Ltd., ADR(a)	12,477,688
1,779,700	Hochschild Mining plc	13,213,958
195,000	Hummingbird Resources plc†	413,268
555,000	IAMGOLD Corp.	7,375,950
433,542	Ivanhoe Mines Ltd.†	6,823,951
2,115,500	Kinross Gold Corp., New York(a)	20,710,745
3,592	Kinross Gold Corp., Toronto	35,111
175,000	Kirkland Lake Gold Inc.†	2,529,951
500,000	La Mancha Resources Inc.†	1,594,065
250,600	Lundin Mining Corp., OTC†(a)	1,117,676
1,400,000	Lundin Mining Corp., Toronto†	6,273,999
321,000	MAG Silver Corp.†	3,250,389
375,000	Medusa Mining Ltd.	1,957,758
1,069,725	Newcrest Mining Ltd.(c)	32,808,466
649,500	Newmont Mining Corp.(a)	33,299,865
165,000	Osisko Mining Corp.†	1,915,585
2,847,511	PanAust Ltd.†	8,966,775
211,300	Peabody Energy Corp.(a)	6,119,248
850,000	Perseus Mining Ltd.†(e)	2,138,954
300,000	Queenston Mining Inc.†	1,347,436
340,000	Randgold Resources Ltd., ADR(a)	29,913,200
385,129	Red 5 Ltd.†	763,963
698,400	Red 5 Ltd., ASE†	1,385,384
400,000	Rio Tinto plc, ADR(a)	22,236,000
1,800,000	Romarco Minerals Inc.†	1,786,556
382,077	Royal Gold Inc.	24,919,062
500,000	SEMAFO Inc.	2,666,800
1,060,000	Silver Lake Resources Ltd.†	3,744,187
457,015	Vale SA, ADR(a)	10,662,160
207,000	Witwatersrand Consolidated Gold Resources Ltd.†	1,092,882
1,008,305	Xstrata plc	17,224,402
1,400,000	Yamana Gold Inc.(a)	21,868,000

		615,639,232

	TOTAL COMMON STOCKS	1,074,760,869

See accompanying notes to schedule of investments.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Schedule of Investments (Continued) — March 31, 2012 (Unaudited)

Shares			Market Value
		CONVERTIBLE PREFERRED STOCKS — 0.3%
		Metals and Mining — 0.3%
		Vale Capital II
10,000		6.750% Cv. Pfd., Ser. VALE	$634,200
35,000		6.750% Cv. Pfd., Ser. VALP	2,491,300

		TOTAL CONVERTIBLE PREFERRED STOCKS	3,125,500

		WARRANTS — 0.0%
		Energy and Energy Services — 0.0%
34,091		Comanche Energy Inc., Cl. A, expire 06/18/13†(b)(c)(d)	0
36,197		Comanche Energy Inc., Cl. B, expire 06/18/13†(b)(c)(d)	0
82,965		Comanche Energy Inc., Cl. C, expire 06/18/13†(b)(c)(d)	0

			0

		Metals and Mining — 0.0%
66,667		Duluth Metals Ltd., expire 01/18/13†(c)	0
87,500		Franco-Nevada Corp., expire, expire 06/16/17†	482,480

			482,480

		TOTAL WARRANTS	482,480

Principal Amount

		CONVERTIBLE CORPORATE BONDS — 0.3%
		Metals and Mining — 0.3%
$2,800,000		Detour Gold Corp., Cv. 5.500%, 11/30/17	2,853,312
725,000	(f)	Wesdome Gold Mines Ltd., Deb. Cv. 7.000%, 05/31/12(b)(c)(e)	730,524

		TOTAL CONVERTIBLE CORPORATE BONDS	3,583,836

		CORPORATE BONDS — 0.6%
		Energy and Energy Services — 0.2%
4,144,074		Comanche Energy Inc., PIK, 15.500%, 10/01/12†(b)(c)(d)	0
2,000,000		OGX Petroleo e Gas Participacoes SA, 8.500%, 06/01/18(e)	2,088,000
500,000		Tesoro Corp., 9.750%, 06/01/19	572,500

			2,660,500

		Metals and Mining — 0.4%
5,000,000		Xstrata Canada Corp., 7.250%, 07/15/12	5,092,715

		TOTAL CORPORATE BONDS	7,753,215

Principal Amount			Market Value
	U.S. GOVERNMENT OBLIGATIONS — 14.3%
$182,320,000	U.S. Treasury Bills, 0.010% to 0.130%††, 04/05/12 to 09/20/12(g)		$182,278,779

	TOTAL INVESTMENTS — 100.0% (Cost $1,380,654,333)		$1,271,984,679

	Aggregate tax cost		$1,393,705,555

	Gross unrealized appreciation		$35,308,437
	Gross unrealized depreciation		(157,029,313)

	Net unrealized appreciation/depreciation		$(121,720,876)

Number of Contracts		Expiration Date/ Exercise Price	Market Value
	OPTIONS CONTRACTS WRITTEN (h) — (2.0)%
	Call Options Written — (1.5)%
500	Agnico-Eagle Mines Ltd.	May 12/37.50	$28,500
3,000	Alacer Gold Corp.(i)	Jul. 12/11	45,115
2,300	Anadarko Petroleum Corp.	May 12/92.50	64,400
500	Anadarko Petroleum Corp.	Aug. 12/90	103,250
393	Anglo American plc(j)	Jun. 12/2800	113,148
500	AngloGold Ashanti Ltd., ADR	Apr. 12/47	5,000
4,000	AngloGold Ashanti Ltd., ADR	Apr. 12/48	30,000
2,335	AngloGold Ashanti Ltd., ADR	Jul. 12/48	23,350
439	Antofagasta plc(j)	Jun. 12/1400	80,750
1,300	Apache Corp.	Apr. 12/105	122,200
2,700	AuRico Gold Inc.	Jun. 12/11	40,500
1,500	Baker Hughes Inc.	Apr. 12/55	6,750
1,863	Baker Hughes Inc.	Apr. 12/60	7,452
1,500	Baker Hughes Inc.	Apr. 12/65	1,500
1,000	Baker Hughes Inc.	Jul. 12/60	4,500
8,370	Barrick Gold Corp.	Jul. 12/49	669,600
1,680	Barrick Gold Corp.	Jul. 12/52.50	55,440
260	BG Group plc(j)	Apr. 12/1500	58,221
325	BG Group plc(j)	Sep. 12/1600	262,516
1,761	BHP Billiton Ltd., ADR	May 12/85	19,371
1,350	BP plc, ADR	Apr. 12/46	67,500
2,500	BP plc, ADR	Apr. 12/48	25,000
4,100	Cameron International Corp.	May 12/57.50	287,000
2,500	Canadian Natural Resources Ltd.	Jun. 12/44	18,750
5,000	Canadian Oil Sands Ltd.(i)	Jul. 12/25	87,724
1,000	Chevron Corp.	Jun. 12/110	187,000
2,500	Cobalt International Energy Inc.	Jul. 12/35	518,750

See accompanying notes to schedule of investments.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Schedule of Investments (Continued) — March 31, 2012 (Unaudited)

Number of Contracts		Expiration Date/ Exercise Price	Market Value
	OPTIONS CONTRACTS WRITTEN (h) (Continued)
	Call Options Written (Continued)
3,000	Compania de Minas Buenaventura SA, ADR	Jun. 12/44	$180,000
1,700	Devon Energy Corp.	Apr. 12/67.50	705,500
13,500	Eldorado Gold Corp.(i)	May 12/17	67,672
1,600	Eldorado Gold Corp.(i)	Aug. 12/12	96,245
3,000	Eldorado Gold Corp.(i)	Aug. 12/18	12,031
2,000	Encana Corp.	Jul. 12/21	150,000
1,000	Ensco plc, ADR	Jun. 12/57.50	128,000
750	EOG Resources Inc.	Apr. 12/85	1,940,625
4,000	Forest Oil Corp.	Aug. 12/15	250,000
1,600	Franco-Nevada Corp.(i)	Apr. 12/42	220,562
2,825	Franco-Nevada Corp.(i)	Jul. 12/42	785,942
1,300	Franco-Nevada Corp.(i)	Jul. 12/44	228,082
1,600	Franco-Nevada Corp.(i)	Oct. 12/46	312,798
2,200	Freeport-McMoRan Copper & Gold Inc.	May 12/45	41,800
2,199	Freeport-McMoRan Copper & Gold Inc.	May 12/49	15,393
2,700	Gold Fields Ltd., ADR	Apr. 12/17	8,100
7,484	Gold Fields Ltd., ADR	Jul. 12/16	172,132
12,400	Gold Fields Ltd., ADR	Jul. 12/18	74,400
1,400	Goldcorp Inc.	Apr. 12/50	15,400
5,100	Goldcorp Inc.	Jul. 12/50	586,500
1,400	Goldcorp Inc.	Jul. 12/55	55,300
2,500	Halliburton Co.	Apr. 12/45	7,500
1,400	Halliburton Co.	Apr. 12/47	3,500
2,000	Harmony Gold Mining Co. Ltd., ADR	May 12/12	40,000
1,000	Harmony Gold Mining Co. Ltd., ADR	Aug. 12/13	32,500
8,416	Harmony Gold Mining Co. Ltd., ADR	Aug. 12/15	84,160
500	Hess Corp.	May 12/65	31,750
900	Hess Corp.	May 12/70	15,300
2,700	IAMGOLD Corp.	Sep. 12/18	67,500
2,335	Ivanhoe Mines Ltd.	Jun. 12/21	46,700
2,000	Ivanhoe Mines Ltd.	Sep. 12/22	80,000
2,000	Kinross Gold Corp.	May 12/15	2,000
5,800	Kinross Gold Corp.	Aug. 12/13	110,200
750	Kirkland Lake Gold Inc.(i)	Jul. 12/17	22,558
8,000	Lundin Mining Corp.(i)	Apr. 12/5	52,133
8,506	Lundin Mining Corp.(i)	Jul. 12/6	59,694
500	Marathon Petroleum Corp.	Apr. 12/41	136,350
2,000	Marathon Petroleum Corp.	Jul. 12/42.50	700,000
1,800	Nabors Industries Ltd.	Sep. 12/24	68,400
2,000	Nabors Industries Ltd.	Sep. 12/25	58,000
2,100	National Oilwell Varco Inc.	May 12/80	693,000
400	National Oilwell Varco Inc.	Aug. 12/90	90,000
1,000	Newfield Exploration Co.	Sep. 12/40	167,500
3,250	Newmont Mining Corp.	Jun. 12/60	139,750

Number of Contracts		Expiration Date/ Exercise Price	Market Value

2,500	Nexen Inc.	Sep. 12/21	$193,750
4,000	Nexen Inc.	Sep. 12/22	210,000
1,068	Noble Energy Inc.	May 12/100	312,390
500	Noble Energy Inc.	Aug. 12/105	187,500
250	Occidental Petroleum Corp.	Aug. 12/105	62,750
250	Occidental Petroleum Corp.	Aug. 12/110	36,000
250	Oil States International Inc.	Jun. 12/90	28,750
2,500	PanAust Ltd.(k)	Apr. 12/2.80	746,590
1,000	Peabody Energy Corp.	Jun. 12/36	43,000
1,550	Randgold Resources Ltd., ADR	Jun. 12/105	143,375
1,250	Randgold Resources Ltd., ADR	Jun. 12/115	31,250
600	Randgold Resources Ltd., ADR	Sep. 12/100	240,000
2,500	Rio Tinto plc, ADR	Apr. 12/60	75,000
1,500	Rio Tinto plc, ADR	Jul. 12/65	135,000
2,000	Rowan Companies Inc.	Apr. 12/34	110,000
168	Royal Dutch Shell plc(j)	Jun. 12/2200	151,823
597	Royal Gold Inc.	Jul. 12/67.50	179,100
500	Royal Gold Inc.	Jul. 12/70	103,750
600	Royal Gold Inc.	Jul. 12/72.50	85,500
2,123	Royal Gold Inc.	Jul. 12/77.50	132,687
2,300	Schlumberger Ltd.	May 12/75	234,600
1,200	Schlumberger Ltd.	May 12/75	122,400
800	Schlumberger Ltd.	May 12/80	19,200
1,500	Seadrill Ltd.	Jul. 12/36	412,500
2,500	Statoil ASA, ADR	Apr. 12/25	562,500
7,395	Suncor Energy Inc.	Jun. 12/37	343,868
2,500	Talisman Energy Inc.	Apr. 12/15	18,750
5,000	Talisman Energy Inc.	Apr. 12/17	37,500
2,600	Total SA, ADR	Aug. 12/55	325,000
2,500	Total SA, ADR	Aug. 12/57.50	162,500
1,232	Transocean Ltd.	May 12/55	343,728
1,320	Vale SA, ADR	Jun. 12/25	56,100
1,250	Vale SA, ADR	Jun. 12/27	17,500
2,000	Vale SA, ADR	Sep. 12/26	148,000
4,500	Weatherford International Ltd.	May 12/17	189,000
1,855	Weatherford International Ltd.	May 12/18	46,375
6,000	Weatherford International Ltd.	May 12/21	39,000
1,750	Whiting Petroleum Corp.	Jun. 12/57.50	433,125
756	Xstrata plc(j)	Mar. 12/1350	3,023
252	Xstrata plc(j)	May 12/1250	19,146
9,500	Yamana Gold Inc.	Apr. 12/17	104,500
4,500	Yamana Gold Inc.	Oct. 12/17	504,000

	TOTAL CALL OPTIONS WRITTEN (Premiums received $39,683,986)		19,038,794

See accompanying notes to schedule of investments.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Schedule of Investments (Continued) — March 31, 2012 (Unaudited)

Number of Contracts		Expiration Date/ Exercise Price	Market Value
	OPTIONS CONTRACTS WRITTEN (h) (Continued)
	Put Options Written — (0.5)%
700	Apache Corp.	Apr. 12/87.50	$11,900
1,000	Baker Hughes Inc.	Jul. 12/44	445,000
350	Barrick Gold Corp.	Apr. 12/43	35,350
140	BG Group plc(j)	Jun. 12/1450	183,442
1,000	Cabot Oil & Gas Corp.	Apr. 12/27.50	20,000
1,000	Cabot Oil & Gas Corp.	Apr. 12/30	68,000
4,000	Cheniere Energy Inc.	Jun. 12/10	160,000
6,000	Cheniere Energy Inc.	Jun. 12/11	390,000
1,000	Chevron Corp.	Jun. 12/100	165,000
1,000	Devon Energy Corp.	Apr. 12/55	3,500
2,500	Encana Corp.	Jul. 12/18	187,500
1,000	FMC Technologies Inc.	Apr. 12/42.50	12,500
1,500	FMC Technologies Inc.	Jul. 12/45	225,000
700	Freeport-McMoRan Copper & Gold Inc.	May 12/38	152,600
700	Freeport-McMoRan Copper & Gold Inc.	Aug. 12/38	276,500
6,000	Gold Fields Ltd.	Apr. 12/14	366,000
1,400	Halliburton Co.	Apr. 12/30	23,800
1,800	Harmony Gold Mining Co. Ltd., ADR	Aug. 12/11	189,000
1,000	Hess Corp.	May 12/50	38,500
2,800	IAMGOLD Corp.	Jun. 12/15	581,000
450	Inmet Mining Corp.(i)	Apr. 12/48	6,542
1,100	Ivanhoe Mines Ltd.	Sep. 12/16	244,750
1,100	Ivanhoe Mines Ltd.	Jan. 13/17.50	418,000
1,500	Murphy Oil Corp.	Jul. 12/55	465,000
1,500	Nabors Industries Ltd.	Jun. 12/17	173,250
3,000	Nabors Industries Ltd.	Sep. 12/16	418,500
500	National Oilwell Varco Inc.	Aug. 12/72.50	200,000
137,000	Newcrest Mining Ltd.(k)	Jun. 12/33.11	522,916
500	Pioneer Natural Resources Co.	Jun. 12/90	73,000
500	Randgold Resources Ltd., ADR	Sep. 12/85	405,000
300	Royal Gold Inc.	Jul. 12/65	121,500
1,000	Transocean Ltd.	May 12/40	10,000

	TOTAL PUT OPTIONS WRITTEN (Premiums received $8,405,864)		6,593,050

	TOTAL OPTIONS CONTRACTS WRITTEN (Premiums received $48,089,850)		$25,631,844

Market Value

Aggregate premiums	$48,089,850

Gross unrealized appreciation	$27,534,240
Gross unrealized depreciation	(5,076,234)

Net unrealized appreciation/depreciation	$22,458,006

(a)	Securities, or a portion thereof, with a value of $249,336,345 were pledged as collateral for options written.
(b)	Illiquid security.
(c)

Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At March 31, 2012, the market value of fair valued securities amounted to $33,538,990 or 2.64% of total investments.

(d)	At March 31, 2012, the Fund held investments in restricted securities amounting to $2,687,478 or 0.21% of investments, which were valued under methods approved by the Board of Trustees as follows:

Acquisition Shares/ Principal Amount	Issuer	Acquisition Date	Acquisition Cost	03/31/12 Carrying Value Per Unit

307,692	Comanche Energy Inc.	06/17/08	$1,849,998	—
62,500	Franco-Nevada Corp.	03/02/10	1,701,244	$42.9996
34,091	Comanche Energy Inc., Cl. A Warrants expire 06/18/13	06/17/08	93,750	—
36,197	Comanche Energy Inc., Cl. B Warrants expire 06/18/13	06/17/08	93,750	—
82,965	Comanche Energy Inc., Cl. C Warrants expire 06/18/13	06/17/08	187,501	—
$4,144,074	Comanche Energy Inc., PIK, 15.50%, 10/01/12	06/17/08	4,078,464	—
(e)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the market value of Rule 144A securities amounted to $4,957,478 or 0.39% of total investments. Except as noted in (b), these securities are liquid.

(f)	Principal amount denoted in Canadian Dollars.
(g)	At March 31, 2012, $143,585,000 of the principal amount was pledged as collateral for options written.
(h)	At March 31, 2012, the Fund had entered into over-the-counter Option Contracts Written with Pershing LLC and Morgan Stanley.
(i)	Exercise price denoted in Canadian dollars.
(j)	Exercise price denoted in British pence.
(k)	Exercise price denoted in Australian dollars.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
PIK	Payment-in-kind

See accompanying notes to schedule of investments.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Schedule of Investments (Continued) — March 31, 2012 (Unaudited)

Geographic Diversification	% of Market Value	Market Value
Long Positions
North America	67.5%	$859,282,577
Europe	16.5	209,327,846
South Africa	5.5	70,197,150
Latin America	5.3	67,471,242
Asia/Pacific	5.2	65,705,864

Total Investments	100.0%	$1,271,984,679

Short Positions
North America	(1.8)%	$(22,983,536)
Asia/Pacific	(0.1)	(1,269,506)
Europe	(0.1)	(1,131,670)
Latin America	(0.0)	(247,132)

Total Investments	(2.0)%	$(25,631,844)

See accompanying notes to schedule of investments.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Notes to Schedule of Investments (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and nonfinancial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
—	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Notes to Schedule of Investments (Unaudited) (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of March 31, 2012 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 3/31/12
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Energy and Energy Services	$ 459,121,637	—	$ 0	$ 459,121,637
Metals and Mining	582,830,766	$ 32,808,466	—	615,639,232

Total Common Stocks	1,041,952,403	32,808,466	0	1,074,760,869

Convertible Preferred Stocks(a)	3,125,500	—	0	3,125,500

Warrants:
Energy and Energy Services	—	—	0	0
Metals and Mining	482,480	—	0	482,480

Total Warrants	482,480	—	0	482,480

Convertible Corporate Bonds(a)	—	3,583,836	—	3,583,836
Corporate Bonds(a)	—	7,753,215	0	7,753,215
U.S. Government Obligations	—	182,278,779	—	182,278,779

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,045,560,383	$226,424,296	$ 0	$1,271,984,679

INVESTMENTS IN SECURITIES:
LIABILITIES (Market Value):
EQUITY CONTRACTS:
Call Options Written	$ (9,783,606)	$ (9,255,188)	$—	$ (19,038,794)
Put Options Written	(2,258,834)	(4,334,216)	—	(6,593,050)

TOTAL INVESTMENTS IN SECURITIES – LIABILITIES	$ (12,042,440)	$ (13,589,404)	$—	$ (25,631,844)

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have material transfers between Level 1 and Level 2 during the period ended March 31, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Quantitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Notes to Schedule of Investments (Unaudited) (Continued)

available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At March 31, 2012, there were no short sales outstanding.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Notes to Schedule of Investments (Unaudited) (Continued)

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at March 31, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. At March 31, 2012, the Fund held no investments in equity contract for difference swap agreements.

Options. The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Notes to Schedule of Investments (Unaudited) (Continued)

In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. Option positions at March 31, 2012 are reflected within the Schedule of Investments.

Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Fund intends to generate current income from short-term gains primarily through its strategy of writing (selling) covered call options on the equity securities in its portfolio. Because of its primary strategy the Fund forgoes the opportunity to participate fully in the appreciation of the underlying equity security above the exercise price of the option. It also is subject to the risk of depreciation of the underlying equity security in excess of the premium received.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of GAMCO Global Gold, Natural Resources & Income Trust by Gabelli (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to American Stock Transfer (“AST”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

c/o American Stock Transfer

6201 15th Avenue

Brooklyn, NY 11219

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact AST at (888) 422-3262.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, AST will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that AST will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to AST for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. AST will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. AST will charge each shareholder who participates a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to American Stock Transfer, 6201 15th Avenue, Brooklyn, NY 11219 such that AST receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by AST at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at AST must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $1.00 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by AST on at least 90 days written notice to participants in the Plan.

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST by Gabelli

AND YOUR PERSONAL PRIVACY

Who are we?

The GAMCO Global Gold, Natural Resources & Income Trust by Gabelli (the “Fund”) is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

—	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

—

Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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TRUSTEES AND OFFICERS

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST by Gabelli

One Corporate Center, Rye, NY 10580-1422

Trustees
Anthony J. Colavita
President,
Anthony J. Colavita, P.C.

James P. Conn
Former Managing Director &
Chief Investment Officer,
Financial Security Assurance Holdings Ltd.

Mario d’Urso
Former Italian Senator

Vincent D. Enright
Former Senior Vice President &
Chief Financial Officer,
KeySpan Corp.

Frank J. Fahrenkopf, Jr.
President & Chief Executive Officer,
American Gaming Association

Michael J. Melarkey
Attorney-at-Law,
Avansino, Melarkey, Knobel & Mulligan

Salvatore M. Salibello
Certified Public Accountant,
Salibello & Broder, LLP

Anthonie C. van Ekris
Chairman, BALMAC International, Inc.

Salvatore J. Zizza
Chairman, Zizza & Associates Corp.

Officers
Bruce N. Alpert
President and Acting Chief Compliance Officer

Agnes Mullady
Treasurer & Secretary

Carter W. Austin
Vice President

Molly A.F. Marion
Vice President & Ombudsman

Laurissa M. Martire
Vice President & Ombudsman

David I. Schachter
Vice President

Investment Adviser

Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

Custodian

The Bank of New York Mellon

Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Transfer Agent and Registrar

American Stock Transfer and Trust Company

Stock Exchange Listing

	Common	6.625% Preferred
NYSE Amex–Symbol:	GGN	GGN PrA
Shares Outstanding:	78,023,199	3,955,687

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGGNX.”

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) GAMCO Global Gold, Natural Resources & Income Trust by Gabelli (formerly, The Gabelli Global Gold, Natural Resources & Income Trust)

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 5/30/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 5/30/12

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 5/30/12

*	Print the name and title of each signing officer under his or her signature.